Exhibit 99.1
The Case for Federal Support for GM and the U.S. Automotive Industry The Case for Federal Support for GM and the U.S. Automotive Industry November 2008 November 2008

Forward Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “estimate,” “goal,” “target,” “believe,” “improve,” “intend,” “potential,” “continue,” “designed,” “opportunity,” “risk,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms. Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Overview GM has taken far-reaching actions over the last several years to restructure, be more competitive, and position its U.S. business for future viability and success Dramatic cost reductions Excellent product execution Significant technology advancements However, the credit crisis is overwhelming operating plans -- weakening U.S. vehicle market and closing off financial market funding Wall Street crisis has moved to the real economy -- "Main Street" Bankruptcy filing would be catastrophic for the nation; would have massive and far-reaching systemic economic and social costs GM and U.S. automotive industry require immediate liquidity support

GM Has Taken Bold Actions to Achieve Competitiveness Reduced structural cost by $9 billion from 2005-2007 (down 22%) with plans for further reductions of $5 to $6 billion by 2011 (down ~35%) Rightsized manufacturing capacity: From year-end 2004 to year-end 2007, GM removed 1.3 million units of assembly capacity (24% net reduction) Further rightsizing planned with reduction of 0.7 million units by year-end 2010 (total net reduction of 36%) More than 60% of remaining capacity at year-end 2010 will be dedicated to fuel efficient cars and crossovers Streamlined U.S. operations: Total headcount reduced from 177,000 in 2002 to 93,000 today (47% reduction) 2007 UAW Hourly Labor Agreement provides basis for competitive manufacturing base in U.S. by 2010 Historic agreement with UAW to fund retiree health care obligations with independent VEBA trust, eliminating majority of risk related to U.S. retiree healthcare starting in 2010 GM leads in manufacturing productivity in 11 out of the 20 North America segments in which it competes (2008 Harbour Report) GM also has 5 of the top 10 best rated engine plants in North America, and the #1 transmission plant, all located in the U.S. Cost Competitiveness & Productivity in North America

GM Has Taken Bold Actions to Achieve Competitiveness (continued) Commitment to Product Excellence broadly recognized North America Car of the Year: Chevrolet Malibu and Saturn Aura Motor Trend Car of the Year: Cadillac CTS European Car of the Year: Opel Insignia Green Car of the Year (LA Auto Show): 2-Mode Hybrid Chevrolet Tahoe 11 of last 13 U.S. launches have been cars or crossovers J. D. Power Initial Quality Survey: In 2008, GM had more segment leaders than Toyota or Honda, and GM has improved overall survey performance by 25% in last 5 years Reduced number of warranty repairs by 40% over the last 5 years, and are on track in 2008 to achieve a further 15% reduction vs. 2007 levels Growing leadership position in fuel economy and advanced propulsion technologies 20 GM vehicles with EPA highway fuel economy of 30 mpg or better (most of any manufacturer, domestic or import) World leader in bio-fuel vehicles with over 3 million FlexFuel vehicles on U.S. roads today, with commitment to reach 50% of annual GM volume by 2012 6 hybrids in U.S. today, and 2 more by year-end 2008 (most hybrid models of any automaker) Largest hydrogen fuel cell vehicle test fleet in the world Chevrolet Volt (E-REV) production on schedule to begin in 2010 Product & Technology Excellence

Rapid Decline in U.S. Consumer Confidence Due to Credit Crisis, Leading to Low Industry Vehicle Sales Falling U.S. home prices, mounting foreclosures and subsequent credit/financial crisis led to dramatic decline in consumer confidence October U.S. auto sales fell to levels not seen in more than 25 years and, after adjusting for population, the lowest levels since World War II 2005 2006 2007 Jan Feb Mar Apr May Jun Jul Aug Sep Oct U.S. SAAR 17.5 17.1 16.5 15.8 15.7 15.4 14.8 14.6 14.1 12.7 14 12.8 10.9 Consumer Confidence 88.6 87.3 85.6 82 78.4 70.8 69.5 62.8 59.8 56.4 61.2 63 70.3 57.6 U.S. Vehicle Annual Selling Rate (Seasonally Adjusted, "SAAR") Units, millions Consumer Confidence Index

Most Difficult Business and Credit Environment in 70 Years Housing price decline in U.S. and Europe precipitated financial turmoil which has spilled over to the broader global economy, leading to widespread uncertainty and volatility U.S. economic downturn, declining employment, falling real income Worst financial/credit crisis in more than 70 years impacts auto business from all sides Consumer and dealer financing are severely restricted Suppliers under increasing pressure as volumes decline Capital markets are essentially closed to GM and suppliers Asset sales challenged because buyers also cannot find financing Coordinated global government measures are welcomed and have had some effect, but credit markets are far from stabilized and measures have not yet helped the real economy ("Main Street")

U.S. Auto Industry Is Significant Contributor to U.S. Economy Directly employs nearly 240,000 people Provides healthcare to 2 million Americans and pension benefits to 775,000 retirees and spouses Supports another 5 million jobs at dealers, parts suppliers and service providers Comprises nearly 4% of U.S. GDP More than $225 billion invested in U.S. over last 2 decades, including $10 billion in 2007 alone $12 billion spent annually in U.S. on R&D, exceeding aerospace, medical equipment and communications Purchased $156 billion in U.S. auto parts in 2007, supporting jobs in all 50 states Largest purchaser of U.S. steel, aluminum, iron, copper, plastics, rubber and electronic chips

Massive Employment Impact from Detroit 3 Collapse Source: Center for Automotive Research Memorandum: The Impact on the U.S. Economy of a Major Contraction of the Detroit Three Automakers, Nov. 4, 2008 Direct Employment: Jobs at Detroit 3 carmakers Supplier Employment: Jobs at companies that sell commodities, products or services directly or indirectly to Detroit 3 carmakers Indirect Employment: Expenditure related effects in general economy, representing loss of economic activity due to reduced spending of employees of Detroit 3 and their suppliers 2009 2010 2011 2009 2010 2011 Detroit 3 Reduction 100% 100% 100% 100% 50% 50% Direct Employment -239,341 -239,341 -205,611 -239,341 -119,671 -119,671 Supplier Employment -973,969 -795,223 -544,598 -795,371 -491,719 -311,488 Indirect Employment -1,738,034 -1,427,452 -1,021,354 -1,427,663 -886,345 -574,434 Total Employment -2,951,344 -2,462,016 -1,771,563 -2,462,375 -1,497,735 -1,005,593 Full Collapse: Detroit 3 Cease Manufacturing In 2009 Partial Collapse: 50% Reduction By Detroit 3 (1) (1) Assumes supplier disruptions would initially shut down all Detroit 3 carmakers

Chapter 11 Is Not a Good Idea for an Automobile Manufacturer Successful Chapter 11 filing would require both preservation of revenue (especially in a high fixed cost industry like the auto industry) and successful financing while in bankruptcy Filing would precipitate massive and rapid desertion by customers Automobiles are the second largest purchase for most individuals, and purchase decisions are impacted by consideration of warranty, service, parts and residual value Customers have other options: a June 2008 survey by CNW Research indicated that ~80% of customers would not purchase a vehicle from a bankrupt manufacturer In today's credit market, financing while in bankruptcy would be very difficult - especially if the company was not able to protect its revenue base Significant negative effects on U.S. automotive industry, broader economy and global credit markets

GM Taking Significant Actions in 2008 and 2009 to Generate and Preserve Cash Through Downturn In light of ongoing global credit crisis, GM has planned conservatively and is expecting U.S. industry volumes significantly below trend for several years In July 2008, GM took difficult actions to generate and preserve cash through 2009, announcing a combined $15 billion of operating and other actions that relied mostly on "self help" $4 billion of North America structural cost, including idling truck and SUV assembly plants and the elimination of executive bonuses $2 billion from working capital by slashing inventories $1.5 billion reduction in capital spending $2.5 billion by suspending the dividend and deferring payments to UAW VEBA $5 billion of asset sales and capital markets activity (to date, unable to execute) GM recently announced further tough operating actions to preserve an additional $5 billion through 2009. Actions include cutting capital spending by delaying certain vehicle launches, taking out more North America structural cost and further reducing salaried headcount Importantly, GM has protected or increased spending for critical advanced technology and fuel economy programs (Chevrolet Volt, Chevrolet Cruze)

GM and Industry Need Liquidity Bridge to Cover Expenses Through Downturn GM needs federal funding as a bridge for engineering and technology spending, capital spending and operating requirements that cannot be covered in the current depressed industry conditions Engineering and Technology Spending Research for fuel economy and safety technologies, advanced batteries, and telematics developments Development of new vehicle models and powertrains, updates to current models Capital Spending Machinery and equipment investments for new products Modification of infrastructure; upgrading infrastructure, information technology Operating Requirements Paying suppliers for production parts, components and materials Paying wages, salaries and benefits of workers Taxes

GM Is Executing Its Plan to Build a Winning Auto Company for the Long-Term GM is building a winning auto company for the long-term Using its global scale and scope to bring products that consumers want to every market GM competes in with industry-leading quality, safety, fuel economy and design, including the U.S. launch of the new compact Chevrolet Cruze in 2010 Landmark agreement with UAW provides new operating flexibility today, competitive U.S. hourly labor costs in 2010, and caps GM's hourly retiree healthcare liability GM building the best cars in its 100-year history, with a resurgence in quality and styling across its entire product portfolio Targeting fuel economy leadership in every class of vehicle we introduce Cars and crossovers comprise 11 of last 13 U.S. launches, and 14 of next 15 Success of recent launches such as Cadillac CTS, Chevrolet Malibu and Buick Enclave provide confidence in product plan GM committed to pursuing industry leadership in fuel economy and advanced vehicle technology 20 GM vehicles with EPA highway fuel economy of 30 mpg or better (most of any manufacturer, domestic or import) World leader in bio-fuel vehicles with over 3 million FlexFuel vehicles on U.S. roads today, with commitment to reach 50% of annual GM volume by 2012 6 hybrids in U.S. today, 2 more by year-end (most hybrid models of any automaker) Largest hydrogen fuel cell vehicle test fleet in the world Chevrolet Volt (E-REV) production on schedule to begin in 2010 GM is reinventing the automobile - and the company